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                                                                    Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated October 20, 1997, included or incorporated by reference in National Service Industries, Inc. Form 10-K for the year ended August 31, 1997, into the Company's previously filed Registration Statement File Nos. 33-36980, 33-51339, 33-51341, 33-51343, 33-51345, 33-51351, 33-51355,
33-51357, 33-60715, 33-63041, and 33-63043.



                                                           ARTHUR ANDERSEN LLP

Atlanta, Georgia
November 20, 1997